Exhibit 99.2

Deciphera Pharmaceuticals Announces Pricing of Public Offering of Common Stock

Waltham, MA – August 14, 2019 – Deciphera Pharmaceuticals, Inc. (NASDAQ:DCPH), a clinical-stage biopharmaceutical company focused on addressing key mechanisms of tumor drug resistance, today announced the pricing of its previously announced registered underwritten public offering of 10,810,810 shares of its common stock at a price to the public of $37.00 per share. The gross proceeds to Deciphera from the offering, before deducting the underwriting discounts and commissions and other estimated offering expenses, are expected to be $400.0 million. The offering is expected to close on or about August 19, 2019, subject to customary closing conditions. In addition, Deciphera has granted the underwriters a 30-day option to purchase up to 1,621,621 additional shares of its common stock.

J.P. Morgan, Piper Jaffray and Jefferies acted as joint book-running managers for the offering. Guggenheim Securities acted as lead manager for the offering. SunTrust Robinson Humphrey acted as co-manager for the offering.

Deciphera intends to use the net proceeds of the offering to fund: clinical trials for ripretinib, including the expansion stage of its current Phase 1 clinical trial, its ongoing pivotal Phase 3 clinical trials, and additional clinical trials, as well as clinical research outsourcing and manufacturing of clinical trial material, and pre-commercialization manufacturing process development and validation; clinical trials for DCC-3014, including the expansion stage of its current Phase 1 clinical trial, as well as clinical research outsourcing and manufacturing of clinical trial material; clinical trials for rebastinib, including its current Phase 1b/2 clinical trial, as well as clinical research outsourcing and manufacturing of clinical trial material; Investigational New Drug-enabling studies and the potential development of DCC-3116; new and ongoing research activities for future drug candidates using its proprietary kinase switch control inhibitor platform; continued growth of its commercial and medical affairs capabilities to support its transition from a development-stage company toward a commercial-stage company; and working capital purposes, including general operating expenses.

A shelf registration statement relating to the shares of common stock offered in the public offering described above was filed with the Securities and Exchange Commission (SEC) and was declared effective by the SEC on October 12, 2018. The securities may be offered only by means of a written prospectus, including a prospectus supplement, forming a part of the effective registration statement. A preliminary prospectus supplement and accompanying prospectus relating to the offering have been filed with the SEC and are available on the SEC’s website at www.sec.gov. A final prospectus supplement and accompanying prospectus will be filed with the SEC. When available, copies of the final prospectus supplement and the accompanying prospectus relating to the offering may also be obtained from J.P. Morgan Securities LLC c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone at (866) 803-9204, or by email at prospectus-eq_fi@jpmchase.com; Piper Jaffray & Co., 800 Nicollet Mall, J12S03, Minneapolis, Minnesota, 55402, Attention: Prospectus Department, by telephone at (800) 747-3924 or by email at prospectus@pjc.com; and Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at (877) 821-7388 or by email at prospectus_department@Jefferies.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Deciphera Pharmaceuticals

Deciphera Pharmaceuticals is a clinical-stage biopharmaceutical company focused on improving the lives of cancer patients by tackling key mechanisms of drug resistance that limit the rate and/or durability of response to existing cancer therapies. Our small molecule drug candidates are directed against an important family of enzymes called kinases, known to be directly involved in the growth and spread of many cancers. We use our deep understanding of kinase biology together with a proprietary chemistry library to purposefully design compounds that maintain kinases in a “switched off” or inactivated conformation. These investigational therapies comprise tumor-targeted agents designed to address therapeutic resistance causing mutations and immuno-targeted agents designed to control the activation of immunokinases that suppress critical immune system regulators, such as macrophages. We have used our platform to develop a diverse pipeline of tumor-targeted and immuno-targeted drug candidates designed to improve outcomes for patients with cancer by improving the quality, rate and/or durability of their responses to treatment.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those regarding the potential of and clinical development plans for Deciphera Pharmaceuticals’ drug candidates, particularly ripretinib, risks and uncertainties related to the offering such as market conditions, the possibility that the closing conditions of the offering will not be met and/or that the parties will be unable to consummate the transaction on the anticipated terms or at all, that the cost of the transaction to the Company will be more than planned, the timing or occurrence of the closing, prevailing market conditions and the anticipated use of the proceeds of the offering, which could change as a result of market conditions or for other reasons. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks and uncertainties related to the delay of any current or planned clinical studies or the development of our drug candidates, including ripretinib, our advancement of multiple early-stage and later-stage efforts, our ability to successfully demonstrate the efficacy and safety of our drug candidates including in later-stage studies, the preclinical and clinical results for our drug candidates, which may not support further development of such drug candidates, our efforts to scale up and manage drug product manufacturing, our ability to implement commercial readiness, actions of regulatory agencies, any or all of which may affect the initiation, timing and progress of clinical studies and other risks identified in our SEC filings, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019, and subsequent filings with the SEC. We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. We disclaim any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements.

Contacts:

Investor Relations:

Jen Robinson

Deciphera Pharmaceuticals, Inc.

jrobinson@deciphera.com

781-906-1112

Media:

David Rosen

Argot Partners

David.Rosen@argotpartners.com

212-600-1902